EXHIBIT 10.2
REGISTRATION RIGHTS AGREEMENT
     THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of the Effective Date by and among Dura Automotive Systems, Inc., a Delaware corporation (the “Company”), and each of the other Persons who are listed on the signature pages hereof.1 Capitalized terms used but not otherwise defined herein are defined in Section 10 hereof.
     NOW, THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
     1. Demand Registrations.
     (a) Requests for Registration. The holders of not less than 20% of any class of Registrable Securities then outstanding may, with respect to each such class of Registrable Securities, request registration under the Securities Act of all or any portion of the shares of each such class of the Registrable Securities held by them (i) three times on Form S-1 or any similar long-form registration (a “Long-Form Registration”) and (ii) an unlimited number of times on Form S-3 or any similar short-form registration (“Short-Form Registrations”), if available (any registration under this Section 1(a), a “Demand Registration”).
     (b) Demand Notices. All requests for Demand Registrations shall be made by giving written notice to the Company (the “Demand Notice”). Each Demand Notice shall specify the approximate number of Registrable Securities requested to be registered. Within ten days after receipt of any Demand Notice, the Company shall give written notice of such requested registration to all other holders of Registrable Securities (the “Company Notice”) and, subject to the provisions of Section 1(f) below, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company Notice.
     (c) Demand Expenses. The Company shall pay all Registration Expenses of all holders of Registrable Securities in all Demand Registrations.
     (d) Long-Form Registrations. A registration shall not count as one of the permitted Long-Form Registrations until both (i) it has become effective and (ii) the holders of Registrable Securities initially requesting such registration are able to register and sell pursuant to such registration at least 90% of the Registrable Securities requested to be included in such registration either at the time of the registration or within 90 days thereafter; provided that the Company shall in any event pay all Registration Expenses in connection with any registration initiated as a Demand Registration whether or not it has become effective and whether or not such registration has counted as one of the permitted Long-Form Registrations; provided further that a Long-Form Registration which is withdrawn at the sole request of the holder of Registrable Securities who demanded such Long-Form Registration will count as a Long-Form Registration unless the Company is reimbursed by such holder for all reasonable out-of-pocket expenses incurred by the Company in connection with such registration.
     (e) Short Form Registrations; Shelf Registrations. Demand Registrations shall be Short Form Registrations whenever the Company is permitted to use any applicable short form. For so long as the Company is become subject to the reporting requirements of the Exchange Act, the Company shall use its commercially reasonable efforts to make Short Form Registrations on Form S-3 (or any successor form) available for the sale of Registrable Securities. The holders of a majority of the Registrable Securities then outstanding may, in connection with any Demand Registration requested by such holders that is a Short-Form Registration, require the Company to file such Short-Form Registration with the Securities and Exchange Commission in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect) (a “Shelf Registration”).

[1] Note -	Agreement to be signed by all second lien holders who receive preferred stock.

     (f) Priority on Demand Registrations. The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities initially requesting registration, the Company shall include in such registration the number which can be so sold in the following order of priority: (i) first, the Registrable Securities requested to be included in such registration, which in the opinion of such underwriter can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders of such Registrable Securities on the basis of the number of shares of such Registrable Securities owned by each such holder, and (ii) second, other securities requested to be included in such registration to the extent permitted hereunder.
     (g) Restrictions on Demand Registrations. The Company shall not be obligated to effect (i) any Long Form Demand Registration within 180 days or (ii) any Short Form Demand Registration within 90 days, in each case, after the effective date of a previous Demand Registration or a previous registration in which the holders of Registrable Securities were given piggyback rights pursuant to Section 2 and in which such holders were able to register and sell at least 90% of the number of Registrable Securities requested to be included therein. In addition, the Company shall not be obligated to effect any Demand Registration during the period starting with the date that is sixty (60) days prior to the Board’s good faith estimate of the date of filing of, and ending on the date that is ninety (90) days after the effective date of, a Company initiated registration, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration to become effective, and provided, further that the aggregate number of days that any one or more Demand Registrations are suspended or delayed by operation of this Section 1(g) shall not exceed 180 days in any twelve month period. In the event of any such suspension or delay, the holders of Registrable Securities initially requesting a Demand Registration that is suspended or delayed by operation of this Section 1(g) shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder, and the Company shall pay all Registration Expenses in connection with such registration.
     (h) Selection of Underwriters. The holders of a majority of the Registrable Securities included in the registration hereunder shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Company’s approval which shall not be unreasonably withheld or delayed.
     (i) Other Registration Rights. The Company represents and warrants that it is not a party to, or otherwise subject to, any other agreement granting registration rights to any other Person with respect to any securities of the Company. Except as provided in this Agreement, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of each class of Registrable Securities then outstanding.
     2. Piggyback Registrations.
     (a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and shall, subject to the provisions of Sections 2(c) and (d) below, include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company’s notice. Notwithstanding anything to the contrary contained herein, the Company may determine not to proceed with a registration which is the subject of such notice.
     (b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations.

     (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration the number which can be so sold in the following order of priority: (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration (pro rata among the holders of such Registrable Securities on the basis of the number of shares of such Registrable Securities owned by each such holder), and (iii) third, other securities requested to be included in such registration.
     (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company shall include in such registration the number which can be so sold in the following order of priority: (i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of any such securities on the basis of the number of securities so requested to be included therein owned by each such holder, and (ii) second, other securities requested to be included in such registration.
     (e) Selection of Underwriters. If any Piggyback Registration is a primary registration of an underwritten offering for the Company, the Company will have the sole right to select the investment banker(s) and manager(s) for the offering. If any Piggyback Registration is an underwritten secondary registration on behalf of holders of Registrable Securities pursuant to the exercise of such holders’ Demand Registration rights, the selection of the investment banker(s) and manager(s) shall be made in the manner agreed among the Company and a majority of such holders initiating the Demand Registration rights or otherwise causing such registration to occur.
     (f) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to Section 1 or pursuant to this Section 2, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8, Form S-4 or any successor forms), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration.
     3. Holdback Agreements.
     (a) Holders of Registrable Securities. Each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during (i) with respect to the Company’s Initial Public Offering, the seven days prior to and the 180-day period beginning on the effective date of such Initial Public Offering, (ii) with respect to any other underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included, the seven days prior to and the 90-day period beginning on the effective date of such registration, and (iii) upon notice from the Company of the commencement of an underwritten distribution in connection with any Shelf Registration, the seven days prior to and the 90-day period beginning on the date of commencement of such distribution, in each case except as part of such underwritten registration, and in each case unless the underwriters managing the registered public offering otherwise agree. Each holder of Registrable Securities agrees to execute a customary lock-up agreement in favor of the Company’s underwriters to such effect and, in any event, that the Company’s underwriters in any relevant offering shall be third party beneficiaries of this Section 3(a).
     (b) The Company. The Company shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to registrations on Form S-8, Form S-4 or any successor forms), during (A) with respect to any underwritten Demand Registration or any underwritten piggyback Demand Registration in which the holders of Registrable Securities are participating, the seven days prior to and the 90-day period beginning on the effective date of such registration, and (B) upon notice from any holder(s) of Registrable Securities subject to a Shelf Registration that such holder(s) intend to effect a distribution of Registrable Securities pursuant to such Shelf Registration (upon receipt of which, the Company will promptly notify all other holders of Registrable Securities of the date of commencement of such distribution), the seven days prior to and the 90-day period beginning on the date of commencement of such distribution.
     4. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:
     (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities (and, in the case of a Demand Registration, the Company shall use its commercially reasonable efforts to make such filing within 90 days of its receipt of a Demand Notice) and use its commercially reasonable efforts to cause such registration statement to become effective (and, in the case of a Demand Registration, use its commercially reasonable efforts to cause such registration statement to become effective within 150 days of its receipt of a Demand Notice); provided that a reasonable time before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel;
     (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 90 days (or, if sooner, until all Registrable Securities have been sold under such Registration Statement) (or, in the case of a Shelf Registration, a period ending on the earlier of (i) the date on which all Registrable Securities have been sold pursuant to the Shelf Registration or have otherwise ceased to be Registrable Securities, and (ii) the eighteen month anniversary of the effective date of such Shelf Registration) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;
     (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;
     (d) use its commercially reasonable efforts (i) to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests, (ii) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and (iii) to do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);
     (e) notify each seller of such Registrable Securities (i) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, (A) upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading, (B) as soon as the Company becomes aware of any request by the Securities and Exchange Commission or any Federal or state governmental authority for amendments or supplements to a registration statement or related prospectus covering Registrable Securities or for additional information relating thereto, (C) as soon as the Company becomes aware of the issuance or threatened issuance by the Securities and Exchange Commission of any stop order suspending or threatening to suspend the effectiveness of a registration statement covering the Registrable Securities or (D) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any Registrable Security for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (ii) when each registration statement or any amendment thereto has been filed with the Securities and Exchange Commission and when each registration statement or any post-effective amendment thereto has become effective;
     (f) cause all such Registrable Securities (i) if the Common Stock or Preferred Stock is then listed on a securities exchange or included for quotation in a recognized trading market, to continue to be so listed or included for a reasonable period of time after the offering, and (ii) to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of the Registrable Securities;
     (g) provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities from and after the effective date of such registration statement;
     (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split, a combination of shares, or other recapitalization);
     (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;
     (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;
     (k) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;
     (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock or Preferred Stock included in such registration statement for sale in any jurisdiction, the Company shall use its commercially reasonable efforts promptly to obtain the withdrawal of such order;
     (m) obtain and furnish to each such holder of Registrable Securities a signed counterpart of (i) a cold comfort letter from the Company’s independent public accountants and (ii) a legal opinion of counsel to the Company addressed to such holders of Registrable Securities, in each case in customary form and covering such matters of the type customarily covered by such letters as the holders of a majority of the Registrable Securities being sold reasonably request; and
     (n) provide a CUSIP number for the Registrable Securities prior to the effective date of the first registration statement including Registrable Securities.

     (o) subject to the next sentence of this provision, upon written notice to the holders of Registrable Securities participating in a Demand Registration, the Company shall be entitled to postpone, for a reasonable period of time, the filing of, or suspend the effectiveness of, any registration statement for a Demand Registration or amendment thereto, or suspend the use of any prospectus and shall not be required to amend or supplement the registration statement, any related prospectus or any document incorporated therein by reference (other than an effective registration statement being used for an underwritten offering) if the Board determines in its reasonable good faith judgment that it possesses material nonpublic information the disclosure of which would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its direct or indirect Subsidiaries; provided that (i) the duration of such postponement or suspension (a “Suspension Period”) may not exceed more than 90 consecutive days or more than 120 days in the aggregate in any 12 month period, and (ii) the Company may not effect any suspension under this provision more than one time in any 12 month period. Such Suspension Period may be effected only if the Board determines in its good faith that such suspension is in the best interest of the Company and its shareholders. If the Company shall so postpone the filing of a registration statement hereunder, the holders of Registrable Securities shall (i) have the right, in the case of a postponement of the filing or effectiveness of a registration statement, upon the affirmative vote of not less than a majority of the Registrable Securities initially requesting such Demand Registration, to withdraw the request for registration by giving written notice to the Company within ten (10) days after receipt of such notice (and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all Registration Expenses in connection with such registration), or (ii) in the case of a suspension of the right to make sales, receive an extension of the registration period equal to the number of days of the suspension.
     5. Registration Expenses.
     (a) Expenses. All expenses incident to the Company’s performance of or compliance with this Agreement, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses, together with the fees and disbursements of counsel provided for in Section 5(b), being herein called “Registration Expenses”), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which securities issued by the Company are listed.
     (b) Reimbursement of Counsel. In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration (i) for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration and (ii) for the reasonable fees and disbursements of each additional counsel retained by any holder of Registrable Securities solely for the purpose of rendering a legal opinion to underwriters on behalf of such holder in connection with any underwritten Demand Registration or Piggyback Registration.
     (c) Payment of Certain Expenses by Holders of Registrable Securities. Underwriting discounts and commissions and transfer taxes relating to the Registrable Securities included in any registration hereunder, and all fees and expenses of counsel for any holder of Registrable Securities (other than fees and expenses to be reimbursed by the Company as set forth in Section 5(b)) shall be borne and paid by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.
     6. Indemnification; Contribution.
     (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers, directors, employees, agents and Affiliates and each Person that controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses, including attorneys’ fees and disbursements and expenses of investigation, resulting from any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or violation or alleged violation by the Company of the Securities Act, the Exchange Act, any applicable state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.
     (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors, officers, employees, agents and Affiliates and each Person who controls the Company (within the meaning of the Securities Act and the Exchange Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any writing furnished by such holder for use in such registration statement, prospectus or preliminary prospectus or any amendment or supplement thereto; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.
     (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment (x) a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim or (y) such indemnified party has one or more defenses to such claim that are not available to the indemnifying party, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not settle such claim unless the indemnified party is released and discharged of any liability and the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.
     (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.
     (e) If the indemnification required by this Section 6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this Section 6:

     (i) The indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any violation has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such violation. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 6(a) and Section 6(b), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.
     (ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(e) were determined solely by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in Section 6(e)(i); provided, however, that with respect to any pro rata allocation, the holders of Registrable Securities included in any such registration shall be deemed to have only received the net proceeds from such holders’ sales of Registrable Securities in such registration. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
     7. Participation in Underwritten Registrations.
     (a) No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder’s intended method of distribution) or to undertake any indemnification obligations to the Company with respect thereto, except as otherwise provided in Section 6(b), or to the underwriters with respect thereto, except to the extent of the indemnification being given to the Company and its controlling persons in Section 6(b).
     (b) Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(e), such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the applicable registration statement until such Person’s receipt of the copies of a supplemented or amended prospectus as contemplated by Section 4(e). In the event the Company shall give any such notice, the applicable time period mentioned in Section 4(b) during which a Registration Statement is to remain effective shall, to the extent possible, be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 4(e) to and including the date when each seller of a Registrable Security covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 4(e).
     8. Effective Time. This Agreement shall be effective in accordance with the terms and conditions set forth in the Plan and the confirmation order related thereto.
     9. Reporting Obligations.
     Prior to the earlier of (i) the third anniversary of the Effective Date and (ii) the date on which the Company consolidates with, or merges with or into, another Person, or the Company sells, conveys, assigns, transfers, leases or otherwise disposes of all or substantially all of the assets of the Company, determined on a consolidated basis, to any Person, in any case other than a Person which is a direct or indirect wholly-owned subsidiary of the Company, the Company shall not take any action to terminate or suspend its reporting obligations under Section 13(a) or 15(d) the Exchange Act without the affirmative vote of the holders of a majority of the voting power of Common Stock (the “Common Stock Vote”). For the avoidance of doubt, the holders of the Preferred Stock shall not vote on an as-converted basis with respect to the Common Stock Vote.
     10. Definitions.
     “Affiliate” of any particular Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person and any direct or indirect partner or member of a Person which is a partnership or limited liability company.
     “Agreement” has the meaning specified in the first paragraph hereof.
     “Board” means the board of directors of the Company.
     “Common Stock” has the means the shares of common stock of the Company, par value $0.01 per share.
     “Common Stock Vote” has the meaning specified in Section 9.
     “Company” has the meaning specified in the preamble hereto.
     “Company Notice” has the meaning specified in Section 1(b).
     “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting shares, by contract, or otherwise.
     “Demand Notice” has the meaning specified in Section 1(b).
     “Demand Registration” has the meaning specified in Section 1(a).
     “Effective Date” has the meaning assigned to such term in the Plan.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
     “Initial Public Offering” means the initial sale of Common Stock or Preferred Stock to the public registered under the Securities Act on Form S-1 or any similar form.
     “Long-Form Registration” has the meaning specified in Section 1(a).
     “Management Equity Incentive Plan” has the meaning assigned to such term in the Plan.
     “NASDAQ” means the National Association of Securities Dealers Automated Quotations system.
     “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.
     “Piggyback Registration” has the meaning specified in Section 2(a).
     “Plan” means the Revised Joint Plan of Reorganization under Chapter 11, 11 U.S.C. §§ 101-1330, as amended, relating to Dura Automotive Systems, Inc., as confirmed on May 13, 2008, by order of the United States Bankruptcy Court for the District of Delaware.

     “Preferred Stock” means the shares of Series A Redeemable Voting Mandatorily Convertible Preferred Stock having the rights and preferences set forth in the certificate of designations thereof.
     “Registrable Securities” means any Common Stock or Preferred Stock issued on or after the Effective Date to Persons who are parties hereto as of the Effective Date or become a parties hereto, including any Common Stock and Preferred Stock issued pursuant to the Plan, the Management Equity Incentive Plan, including upon the exercise of any options or other equity securities pursuant to the Management Equity Incentive Plan (and any Common Stock issued upon the exercise of options or other equity securities issued thereunder), and any Common Stock, Preferred Stock or Conversion Stock (as such term is defined in the certificate of designations of the Preferred Stock) issued or issuable with respect to any of the foregoing securities by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, or upon conversion or exercise of any such securities; provided that such securities shall cease to be Registrable Securities when they have been (A) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (B) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar rule promulgated by the Securities and Exchange Commission then in force), (C) become eligible to be sold pursuant to Rule 144(k) of the Securities Act (or any similar rule by the Securities and Exchange Commission then in force) or (D) eligible to be sold without restriction by the holder thereof as a result of Section 1145 of Title 11 of the United States Code, as amended.
     “Registration Expenses” has the meaning specified in Section 5(a).
     “Securities Act” means the Securities Act of 1933, as amended from time to time.
     “Securities and Exchange Commission” means the United States Securities and Exchange Commission or any successor governmental agency.
     “Shelf Registration” has the meaning specified in Section 1(d).
     “Short-Form Registration” has the meaning specified in Section 1(a).
     “Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the membership, partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of the gains or losses of such limited liability company, partnership, association or other business entity or shall be or control (or have the power to control) a managing director, manager or general partner of such limited liability company, partnership, association or other business entity.
     11. Amendment, Modification and Waivers; Further Assurances
     (a) Amendment. Subject to Section 12(l) hereof, this Agreement may be amended with the consent of the Company and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent of the holders of at least a majority of each class of Registrable Securities then outstanding to such amendment, action or omission to act; provided that if any such amendment or waiver is to a provision in this Agreement that requires a specific vote to take an action thereunder or to take an action with respect to the matters described therein, such amendment or waiver shall not be effective unless such specific vote is obtained with respect to such amendment or waiver.
     (b) Effect of Waiver. No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision.
     (c) Further Assurances. Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.
     12. Miscellaneous.
     (a) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.
     (b) Adjustments Affecting Registrable Securities. The Company shall not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including effecting a stock split or a combination of shares).
     (c) Remedies; Specific Performance. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement and shall not be required to prove irreparable injury to such party or that such party does not have an adequate remedy at law with respect to any breach of this Agreement (each of which elements the parties admit). The parties hereto further agree and acknowledge that each and every obligation applicable to it and contained in this Agreement shall be specifically enforceable against it and hereby waives and agrees not to assert any defenses against an action for specific performance of their respective obligations hereunder.
     (d) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including any trustee in bankruptcy) whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated by the Company without the prior written consent of the Holders owning Registrable Securities possessing a majority in number of the Registrable Securities outstanding on the date as of which such delegation or assignment is to become effective.
     (e) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.
     (f) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

     (g) Descriptive Headings; Interpretation; No Strict Construction. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa. References to sections are to sections of this Agreement unless otherwise stated. Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and, if applicable, hereof. The words “include”, “includes” or “including” in this Agreement shall be deemed to be followed by “without limitation”. The use of the words “or,” “either” or “any” shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.
     (h) Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware shall control the interpretation and construction of this Agreement (and all schedules and exhibits hereto), even though under that jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.
     (i) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when (a) delivered personally to the recipient, (b) telecopied to the recipient (with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day) if telecopied before 5:00 p.m. New York, New York time on a business day, and otherwise on the next business day, or (c) one business day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to the Company at the address set forth below and to any holder of Registrable Securities at such address as indicated by the Company’s records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. The Company’s address is:

Dura Automotive Systems, Inc. 2791 Research Drive Rochester Hills, MI 48309 Attn: Theresa Skotak, Vice President
Telephone:	(248) 299-7204
Facsimile:	(248) 299-7504

with a copy to:

Kirkland & Ellis LLP 200 East Randolph Drive Chicago, Illinois 60601 6636
Attn:	Marc Kieselstein, P.C.
Roger Higgins
Dennis M. Myers, P.C.
Facsimile: (312) 861 2200
     If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the State of New York or the jurisdiction in which the Company’s principal office is located, the time period shall automatically be extended to the business day immediately following such Saturday, Sunday or legal holiday.

     (j) Delivery by Facsimile. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall reexecute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.
     (k) Waiver of Jury Trial. Each of the parties to this Agreement hereby agrees to waive its respective rights to a jury trial of any claim or cause of action based upon or arising out of this Agreement. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this Agreement, including contract claims, tort claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into this Agreement, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 11(K) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.
     (l) Third Party Beneficiaries
     This Agreement is solely for the benefit of the parties hereto and no provision of this Agreement, including any representations, warranties or covenants set forth herein, shall be deemed to confer upon any third party any rights, remedies, claims, or causes of action; provided, however, that the holders of the Common Stock shall be third party beneficiaries of Section 9 hereof, and neither said Section 9 nor this proviso may be amended, modified or waived except by a Common Stock Vote. For the avoidance of doubt, the holders of the Preferred Stock shall not vote on an as-converted basis with respect to the Common Stock Vote..
     (m) Arms’ Length Agreement. Each of the parties to this Agreement agrees and acknowledges that this Agreement has been negotiated in good faith, at arm’s length, and not by any means prohibited by law.
     (n) Sophisticated Parties; Advice of Counsel. Each of the parties to this Agreement specifically acknowledges that (a) it is a knowledgeable, informed, sophisticated Person capable of understanding and evaluating the provisions set forth in this Agreement and (b) it has been fully advised and represented by, or has had the opportunity to retain, legal counsel of its own independent selection and has relied wholly upon its independent judgment and the advice of such counsel in negotiating and entering into this Agreement.
* * * * *

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

DURA AUTOMOTIVE SYSTEMS, INC.

By: Lawrence A. Denton
Its: President

BARCLAYS BANK PLC, London

/s/ Brian Berman

By: Brian Berman
Its: Managing Director
(Signature page for Registration Rights Agreement)

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

DURA AUTOMOTIVE SYSTEMS, INC.

By:	Lawrence A. Denton
Its:	President

SAMUEL WAXMAN, WAXMAN MARITAL TRUST

/s/ Samuel Waxman

By:	Samuel Waxman, TTEE
Its:

(Signature page for Registration Rights Agreement)

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

DURA AUTOMOTIVE SYSTEMS, INC.

By: Lawrence A. Denton
Its: President

ADDISON CDO, LTD.

/s/ Anthony Braaksma

By: Anthony Braaksma
Its: Vice President — State Street IMS Operations
(Signature page for Registration Rights Agreement)

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

DURA AUTOMOTIVE SYSTEMS, INC.

By: Lawrence A. Denton
Its: President

AIMCO CLO, SERIES 2005-A

/s/ Chris Goergen

By: Chris Goergen
Its: Authorized Signatory
(Signature page for Registration Rights Agreement)

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

DURA AUTOMOTIVE SYSTEMS, INC.

By: Lawrence A. Denton
Its: President

AIMCO CLO, SERIES 2006-A

/s/ Chris Goergen

By: Chris Goergen
Its: Authorized Signatory
(Signature page for Registration Rights Agreement)

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

DURA AUTOMOTIVE SYSTEMS, INC.

By: Lawrence A. Denton
Its: President

ALLSTATE LIFE INSURANCE COMPANY

/s/ Chris Goergen

By: Chris Goergen
Its: Authorized Signatory
(Signature page for Registration Rights Agreement)

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

DURA AUTOMOTIVE SYSTEMS, INC.

By: Lawrence A. Denton
Its: President

THE BANK OF NOVA SCOTIA

/s/ Ronald Dooley

By: Ronald Dooley
Its: Director
(Signature page for Registration Rights Agreement)

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

DURA AUTOMOTIVE SYSTEMS, INC.

By: Lawrence A. Denton
Its: President

BLACKPORT CAPITAL FUND LTD.

/s/ John Dionne

By: John Dionne
Its: Chief Investment Officer
(Signature page for Registration Rights Agreement)

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

DURA AUTOMOTIVE SYSTEMS, INC.

By:	Lawrence A. Denton
Its:	President

CENT CDO 10, LTD.

BY:	RIVERSOURCE INVESTMENTS, LLC as Collateral Manager

/s/ Robin C. Stancil

By:	Robin C. Stancil
Its:	Director of Operations
(Signature page for Registration Rights Agreement)

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

DURA AUTOMOTIVE SYSTEMS, INC.

By:	Lawrence A. Denton
Its:	President

CENT CDO XI, LTD.

BY:	RIVERSOURCE INVESTMENTS, LLC as Collateral Manager

/s/ Robin C. Stancil

By:	Robin C. Stancil
Its:	Director of Operations
(Signature page for Registration Rights Agreement)

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

DURA AUTOMOTIVE SYSTEMS, INC.

By:	Lawrence A. Denton
Its:	President

CENTURION CDO 8, LIMITED

BY:	RIVERSOURCE INVESTMENTS, LLC as Collateral Manager

/s/ Robin C. Stancil

By:	Robin C. Stancil
Its:	Director of Operations
(Signature page for Registration Rights Agreement)

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

DURA AUTOMOTIVE SYSTEMS, INC.

By:	Lawrence A. Denton
Its:	President

CENTURION CDO 9, LTD.

BY:	RIVERSOURCE INVESTMENTS, LLC as Collateral Manager

/s/ Robin C. Stancil

By:	Robin C. Stancil
Its:	Director of Operations
(Signature page for Registration Rights Agreement)

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

DURA AUTOMOTIVE SYSTEMS, INC.

By:	Lawrence A. Denton
Its:	President

CENTURION CDO VI, LTD.

BY:	RIVERSOURCE INVESTMENTS, LLC as Collateral Manager

/s/ Robin C. Stancil

By:	Robin C. Stancil
Its:	Director of Operations
(Signature page for Registration Rights Agreement)

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

DURA AUTOMOTIVE SYSTEMS, INC.

By:	Lawrence A. Denton
Its:	President

CENTURION CDO VII, LTD.

BY:	RIVERSOURCE INVESTMENTS, LLC as Collateral Manager

/s/ Robin C. Stancil

By:	Robin C. Stancil
Its:	Director of Operations
(Signature page for Registration Rights Agreement)

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

DURA AUTOMOTIVE SYSTEMS, INC.

By: Lawrence A. Denton
Its: President

DEEP VALUE HEDGED INCOME — 1, a series of UNDERLYING FUNDS TRUST

BY: ALTERNATIVE INVESTMENT PARTNERS, LLC

/s/Kristina Labermeier

By: Kristina Labermeier
Its: CCO
(Signature page for Registration Rights Agreement)

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

DURA AUTOMOTIVE SYSTEMS, INC.

By:	Lawrence A. Denton
Its:	President

EPSILON DISTRESSED STRATEGIES MASTER FUND, LP

BY:	EPSILON GLOBAL ASSET MANAGEMENT LTD.- GP

/s/ Steve Stevanovich

By:	Steve Stevanovich
Its:	President
(Signature page for Registration Rights Agreement)

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

DURA AUTOMOTIVE SYSTEMS, INC.

By: Lawrence A. Denton
Its: President

FRONTIER RIDGE GLOBAL FUND

/s/ Michael Choo

By: Michael Choo
Its: Director
(Signature page for Registration Rights Agreement)

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

DURA AUTOMOTIVE SYSTEMS, INC.

By:	Lawrence A. Denton
Its:	President

FRONTIER RIDGE GLOBAL FUND, LP

BY:	FRONTIER RIDGE HOLDINGS LLC, its General Partner

/s/ Michael Choo

By:	Michael Choo
Its:	Managing Member
(Signature page for Registration Rights Agreement)

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

DURA AUTOMOTIVE SYSTEMS, INC.

By:	Lawrence A. Denton
Its:	President

GE BUSINESS FINANCIAL SERVICES INC.

/s/ Rick Luck

By:	Rick Luck
Being Duly Authorized
(Signature page for Registration Rights Agreement)

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

DURA AUTOMOTIVE SYSTEMS, INC.

By:	Lawrence A. Denton
Its:	President

GRADIENT FC MASTER LTD.

BY:	GRADIENT PARTNERS LP

/s/ James B. Rubin

By:	James B. Rubin
Its:	Investment Manager

/s/ Robert Shea

By:	Robert Shea
Its:	Investment Manager
(Signature page for Registration Rights Agreement)

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

DURA AUTOMOTIVE SYSTEMS, INC.

By: Lawrence A. Denton
Its: President

GRADIENT OC MASTER LTD.

BY: GRADIENT PARTNERS LP

/s/ James B. Rubin

By: James B. Rubin
Its: Investment Manager

/s/ Robert Shea

By: Robert Shea
Its: Investment Manager
(Signature page for Registration Rights Agreement)

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

DURA AUTOMOTIVE SYSTEMS, INC.

By: Lawrence A. Denton
Its: President

GREYROCK CDO Limited

BY: ALADDIN CAPITAL MANAGEMENT, as Lender

/s/ James B. Rubin

By: James Bragg
Its: Director
(Signature page for Registration Rights Agreement)

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

DURA AUTOMOTIVE SYSTEMS, INC.

By: Lawrence A. Denton
Its: President

JP MORGAN CHASE BANK, N.A.

/s/ Roberto Ristorucci

By: James B. Rubin
Its: Authorized Signatory
(Signature page for Registration Rights Agreement)

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

DURA AUTOMOTIVE SYSTEMS, INC.

By: Lawrence A. Denton
Its: President

KS CAPITAL PARTNERS, LP

/s/ Jack Swain

By: Jack Swain
Its: Chief Investment Officer
(Signature page for Registration Rights Agreement)

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

DURA AUTOMOTIVE SYSTEMS, INC.

By: Lawrence A. Denton
Its: President

KS INTERNATIONAL, INC.

/s/ Jack Swain

By: Jack Swain
Its: Chief Investment Officer
(Signature page for Registration Rights Agreement)

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

DURA AUTOMOTIVE SYSTEMS, INC.

By: Lawrence A. Denton
Its: President

LANDMARK VII CDO Limited

BY: ALADDIN CAPITAL MANAGEMENT, as a Lender

/s/ James Bragg

By: James Bragg
Its: Director
(Signature page for Registration Rights Agreement)

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

DURA AUTOMOTIVE SYSTEMS, INC.

By: Lawrence A. Denton
Its: President

LOAN FUNDING III LLC

/s/ Anthony Braaksma

By: Anthony Braaksma
Its: Vice President — State Street IMS Operations
(Signature page for Registration Rights Agreement)

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

DURA AUTOMOTIVE SYSTEMS, INC.

By: Lawrence A. Denton
Its: President

NEWSTART FACTORS INC.

/s/ James D. Bennett

By: James D. Bennett
Its: President
(Signature page for Registration Rights Agreement)

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

DURA AUTOMOTIVE SYSTEMS, INC.

By:	Lawrence A. Denton
Its:	President

PACIFICOR FUND LP PACIFICOR FUND II LP PACIFICOR INSURANCE FUND LP

	By:	PACIFICOR, LLC its General Partner

/s/ Andy Mitchell

By:	Andy Mitchell
Its:	CEO, CIO

PACIFICOR OFFSHORE FUND LTD

/s/ Andy Mitchell

By:	Andy Mitchell
Its:	CEO, CIO

PERMAL HIGH YIELD VALUE FUND LTD. THE COCA-COLA COMPANY THE COCA-COLA COMPANY MASTER RETIREMENT TRUST THE COCA-COLA FOUNDATION OLD GROWTH HOLDINGS, S.A.

	By:	PACIFICOR, LLC its attorney-in-fact

/s/ Andy Mitchell

By:	Andy Mitchell
Its:	CEO, CIO
(Signature page for Registration Rights Agreement)

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

DURA AUTOMOTIVE SYSTEMS, INC.

By: Lawrence A. Denton
Its: President

PIMCO FLOATING RATE STRATEGY FUND

/s/ Anthony Braaksma

By: Anthony Braaksma
Its: Vice President — SSCIMS Operations
(Signature page for Registration Rights Agreement)

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

DURA AUTOMOTIVE SYSTEMS, INC.

By: Lawrence A. Denton
Its: President

POSEIDON TRADING LLC

/s/ Tara E. Kenny

By: Tara E. Kenny
Its: Assistant Vice President
(Signature page for Registration Rights Agreement)

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

DURA AUTOMOTIVE SYSTEMS, INC.

By: Lawrence A. Denton
Its: President

SOUTHPORT CLO, LTD.

/s/ Anthony Braaksma

By: Anthony Braaksma
Its: Vice President, State Street IMS Operations
(Signature page for Registration Rights Agreement)

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

DURA AUTOMOTIVE SYSTEMS, INC.

By: Lawrence A. Denton
Its: President

WAVELAND — INGOTS, LTD.

/s/ Anthony Braaksma

By: Anthony Braaksma
Its: Vice President -State Street IMS Operations
(Signature page for Registration Rights Agreement)

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

DURA AUTOMOTIVE SYSTEMS, INC.

By: Lawrence A. Denton
Its: President

HALBIS DISTRESSED OPPORTUNITIES FUND LTD.

/s/Kim Golden

By: Kim Golden
Its: Managing Director
(Signature page for Registration Rights Agreement)

BENEFICIARIES
(Signature page for Registration Rights Agreement)